EX-99.906CERT

MFS GOVERNMENT MARKETS INCOME TRUST

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Sharon Ferrari, certify that, to my knowledge:

1.The Form N-CSR (the “Report”) of MFS Government Markets Income Trust (the “Registrant”) fully complies for the period covered by the Report with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: July 16, 2026

/S/ SHARON FERRARI

Sharon Ferrari

Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

EX-99.906CERT

MFS GOVERNMENT MARKETS INCOME TRUST

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Alan Goodson, certify that, to my knowledge:

1.The Form N-CSR (the “Report”) of MFS Government Markets Income Trust (the “Registrant”) fully complies for the period covered by the Report with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: July 16, 2026

/S/ ALAN GOODSON

Alan Goodson

Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.